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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 22, 1998


                          DISCOVER CARD MASTER TRUST I
               -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




              DELAWARE           0-23108               51-0020270
          -------------       ------------        -------------------
             (STATE OF         (COMMISSION           (IRS EMPLOYER
          ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NO.)



C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                              19720
---------------------------                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------


FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE


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ITEM 5. OTHER EVENTS
        ------------

        SERIES 1998-6. ON JULY 22, 1998, THE REGISTRANT MADE AVAILABLE TO PROSPECTIVE INVESTORS A SERIES TERM SHEET SETTING FORTH A DESCRIPTION OF THE COLLATERAL POOL AND THE PROPOSED STRUCTURE OF $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-6 ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $26,316,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-6 ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I. THE SERIES TERM SHEET IS ATTACHED HERETO AS EXHIBIT 99.

ITEM 7.      EXHIBITS
             --------

EXHIBIT NO.  DESCRIPTION
-----------  -----------

EXHIBIT 99 SERIES TERM SHEET DATED JULY 22, 1998, WITH RESPECT TO THE PROPOSED ISSUANCE OF THE ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES 1998-6.



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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                     DISCOVER CARD MASTER TRUST I
                                       (REGISTRANT)



                                     BY:  GREENWOOD TRUST COMPANY
                                          (ORIGINATOR OF THE TRUST)




DATE: JULY 22, 1998                  BY:  /s/ JOHN J. COANE
                                          --------------------------------------
                                          JOHN J. COANE
                                          VICE PRESIDENT, DIRECTOR OF ACCOUNTING
                                          AND TREASURER




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                               INDEX TO EXHIBITS
                               -----------------

EXHIBIT     DESCRIPTION                                                  PAGE
-------     -----------                                                  ----
EXHIBIT 99  SERIES TERM SHEET DATED JULY 22, 1998, WITH RESPECT            5
            TO THE PROPOSED ISSUANCE OF THE ___% CLASS A CREDIT
            CARD PASS-THROUGH CERTIFICATES AND THE ___% CLASS B
            CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER
            CARD MASTER TRUST I, SERIES 1998-6.


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